SECURED PROMISSORY NOTE

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PRINCIPAL AMOUNT:           $70,000

HANDLING FEE:               5.0%

BORROWER:                   RVision, LLC
                            A California Limited Liability Company

LENDER:                     Brian M. Kelly and Howard Landa

DUE DATE:                   December 1, 2005

PAYMENTS:                   Balloon payment of $73,500  representing  the
                            principal balance of $70,000 and handling fee of $3,500 due on or before December 1, 2005.
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THIS SECURED PROMISSORY NOTE IS EXECUTED IN CONJUNCTION WITH AND IS TO BE
CONSTRUED IN ACCORDANCE WITH THAT CERTAIN SECURITY AGREEMENT BY AND BETWEEN THE PARTIES HERETO EXECUTED ON EVEN DATE HEREOF.

         1. For value received, RVision, LLC, a California limited liability company, hereinafter referred to as "Borrower" promises to pay Brian M. Kelly and Howard Landa, hereinafter collectively referred to as "Lender," or to order, the principal amount of $70,000.00 along with a one time handling fee of five percent (5.0%) of the principal balance (i.e. $3,500.00) (the "Handling Fee"). The unpaid principal balance and the Handling Fee shall be due and payable on or before December 1, 2005.

         2. Late Charge. Should the principal and Handling Fee due hereunder not be so paid pursuant to the terms of this Note, the principal and Handling Fee due hereunder and not paid shall thereafter bear interest at the highest legal rate, until paid.

         3. No Deductions from Payments of Principal and Interest. All payments of principal, interest and the Handling Fee under this Note shall be made without deduction from or in respect of any present or future taxes, levies, imposts, deductions, charges or withholdings.

         4. Events of Default. Borrower will be in default if any of the following occur:

                  (a) Borrower fails to make any payment when due.

                  (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to perform promptly at the time and strictly in the manner provided in this Note or in any other agreement or loan Borrower has with Lender;

                  (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect; or

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                  (d) A receiver is appointed for any part of Borrower's
         property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commended either by Borrower or against Borrower under any Bankruptcy or insolvency laws.

         5. Remedies upon Default. Upon an Event of Default or upon the occurrence of any other event of default under the Security Agreement or any other any other agreement Borrower has executed in conjunction with this Note, the entire amount due under this Note, including the principal, interest and all Handling Fees and all other sums paid or advanced by Lender to or on behalf of the Borrower pursuant to the terms of this Note, shall at the option of Lender (or, in the case of a Bankruptcy Event, automatically) become immediately due and payable without further notice or demand, and Lender may forthwith exercise the remedies available to Lender at law or in equity, as well as those remedies set forth in this Note, Security Agreement and any other any other agreement Borrower has executed in conjunction with this Note, and one or more executions may forthwith issue on any judgment or judgments obtained by virtue thereof. All of the terms, covenants and provisions contained in the Security Agreement and any other any other agreement Borrower has executed in conjunction with this Note are hereby made part of this Note to the same extent and with the same force and effect as if they were fully set forth herein. The rights, remedies and powers of Lender under this Note are cumulative and concurrent and not exclusive of any rights or remedies that Lender would otherwise have, and may be pursued successively or together against the Borrower, or any security for the performance of this Note, in Lender's sole and absolute discretion.

         6. Security for Obligation. This Note is secured by that certain Security Agreement of even date ("Security Agreement") from Borrower granting a first-priority lien in favor of Lender of that certain account receivable in the amount of $221,433.64 payable by Raytheon Technical Services Co LLC to Borrower (the "Account Receivable") as more particularly described in the Security Agreement executed concurrently herewith. Borrower shall have obtained prior to or concurrently with the execution of this Note the agreement and consent of any and all senior secured lien holder to subordinate any security interest in the Account Receivable, to Lender's first-priority lien. Borrower further agrees to make all filings and take such other action necessary or desirable to protect and perfect such the first-priority lien of Lender in the Account Receivable, including without limitation the filing of such UCC-1 financing statements in favor of the Lender and the filing of any such UCC-2 Financing Statement Amendments reflecting the subordination of all senior lien holders.

         7. Usury Savings Clause. If, by the terms of this Note, the Borrower is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied to reduce (and shall be deemed to have been payments in reduction of )the principal balance of the Note.

         8. Notices. Any notice, payment or other communication required or permitted hereunder shall be expressed in writing and sent by certified or registered mail, return receipt requested, to their respective parties at the following addresses, or at such other addresses as the parties shall designate by written notice to be the other:

         If to the Lender to:
         Brian M. Kelly
         2445 Fifth Avenue
         Suite 450
         San Diego, CA  92101

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         Howard Landa
         c/o Eagle Lake Incorporated
         50 West Broadway
         Suite 501
         Salt Lake City, Utah  84101

         If to the Borrower to:
         RVision
         Attn: Gregory Johnston
         1528 Monteval Place
         San Jose, California  95120

         9. Attorneys Fees. Borrower agrees that if any legal action is necessary to enforce or collect this Note, the prevailing party shall be entitled to reasonable attorney's fees in addition to any other relief to which that party may be entitled. This provision shall be applicable to the entire Note.

         10. Governing Law. The terms of this Note shall be governed by and construed under the laws of the State of California, without reference to such State's principles of conflicts of law.

         11. Jurisdiction.

                  (a) Consent to Jurisdiction. The Borrower, and by acceptance of this Note, the Lender, each irrevocably and unconditionally (i) agree that any suit, action or other legal proceeding arising out of this note may be brought in Superior Court of California, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in the county of Santa Clara, California; (ii) consents to the jurisdiction of any such court in any such suit, action or proceeding; and (c) waives any objection which such party may have to the laying of venue of any such suit among or proceeding in any such court.

                  (b) Service of Process. The Borrower, and by acceptance of this Not, the holder each irrevocably consent to the service of any process, pleading, notices or other papers by the mailing of copies thereof by registered, certified or first class mail, postage prepaid, to such party at such party's address as set forth in the purchase agreement, or by any other method or permitted under California law.

                  (c) Waiver of Jury Trial. The Borrower and, by acceptance of this Note, the Lender each irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this note or the transactions contemplated hereby (whether based on contract, tort or any other theory).

         12. Method of Payment. Principal and interest shall be payable in lawful money of the United States. Notwithstanding anything contained herein to the contrary, the amount of interest payable under the terms of this Note shall in no event exceed the maximum amount of interest permitted to be charged by law at the date of execution hereof.

         13. Voluntary Execution. Borrower acknowledges that Borrower is freely and voluntarily executing this Note after having been advised to seek separate independent counsel of Borrower's choice for advice regarding the obligations of Borrower created by this Note and any other legal rights pertaining to this Note. Borrower has either been apprised of all relevant information and legal

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rights by legal counsel of his own choice or had voluntarily chosen not to seek the advice of independent counsel for advice relating to this note. Borrower in executing this note does not rely on any inducement, promises or representations by the Lender.

         IN WITNESS WHEREOF, Borrower has executed this Secured Promissory Note as of November 3, 2005.

                                                     BORROWER

                                                     RVision LLC

                                                     /s/ Gregory E. Johnston
                                                     Gregory Johnston
                                                     Title: CEO

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